JAMES MICRO CAP FUND
Ticker: JMCRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2016, are incorporated by reference into this Summary Prospectus. For a free paper or electronic copy of the Fund’s prospectus and other information, go to  http://www.jamesfunds.com/forms-prospectus.php, call 1-800-99-JAMES (1-800-995-2637), email a request to Info@jamesfunds.com or ask any financial intermediary who offers shares of the Fund.

2	JAMES MICRO CAP FUND
Ticker: JMCRX

INVESTMENT OBJECTIVE
James Micro Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Redemption Fee (for redemptions within 180 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Distribution (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.51%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Micro Cap Fund	$154	$477	$823	$1,799

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued.  Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of micro capitalization  companies.  Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy.  Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including ETFs that invest primarily in such securities. As of September 30, 2016, the largest market capitalization of the companies included in the Russell Microcap® Index was $2.34 billion.  The Fund anticipates investing across a range of industry sectors.  However, certain sectors may be significantly overweighted or underweighted compared to the Russell Microcap® Index because the Adviser seeks the best investment opportunities regardless of sector.  The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle.  The Adviser uses a disciplined sell strategy for the Fund.  The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund.  Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates.

Summary Prospectus ■ November 1, 2016	3

PRINCIPAL RISKS
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk:Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Exchange Traded Fund Risk:  An ETF may trade at a discount to its net asset value.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases shares of ETFs.  In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.  Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques.  To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely.  Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Foreign Investment Risk:Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.  This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities.  This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.  Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU.  In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as “Brexit”).  The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

4	JAMES MICRO CAP FUND
Ticker: JMCRX

Management Risk:The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect.  The Fund may experience losses regardless of the overall performance of the market.

Micro Cap Company Risk:  Smaller capitalization companies may experience higher failure rates than do larger capitalization companies.  In addition, smaller companies may be more vulnerable to economic, market and industry changes.  As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth.  The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies.  These risks are enhanced for micro cap securities.  Many micro cap companies tend to be new and have no proven track record.  Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market.  The prices of micro cap securities generally are even more volatile and their markets considerably less liquid than small cap and mid cap securities.  In addition, as any size of trade can have a large percentage impact on the price of a micro cap stock, the Fund will be more susceptible to sudden and significant losses.

Sector Risk:Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Summary Prospectus ■ November 1, 2016	5

PERFORMANCE
The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and since inception and by showing how the average annual total returns of the Fund over time compare with the returns of a broad-based securities market index.  Of course, the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Total Return (Years ended December 31):

Best Quarter	4th Quarter 2011	17.70%
Worst Quarter	3rd Quarter 2011	-22.75%

The Fund’s year-to-date return as of September 30, 2016 was 7.75%.

Average Annual Total Returns (as of December 31, 2015)

James Micro Cap Fund	One Year	Five Years	Since Inception (July 1, 2010)
Return Before Taxes	2.61%	10.53%	12.50%
Return after Taxes on Distributions	2.57%	9.41%	11.47%
Return after Taxes on Distributions and Sale of Fund Shares	1.45%	8.33%	10.02%
Russell Microcap® Index (reflects no deduction for fees, expenses or taxes)	-5.16%	9.23%	13.63%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  When the “Return After Taxes on Distributions and Sale of Fund Shares” is higher than “Return Before Taxes”, it is because of realized losses. If a capital loss occurs upon the redemption of a Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

6	JAMES MICRO CAP FUND
Ticker: JMCRX

PORTFOLIO MANAGEMENT
James Investment Research, Inc. (the “Adviser”) is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following nine members:

Dr. Frank James, PhD Senior Advisor Since 2016	Barry James, CFA, CIC Portfolio Manager Since 2010	Ann M. Shaw, CFP Portfolio Manager Since 2010	Thomas L. Mangan Portfolio Manager Since 2010
David W. James, CFA Portfolio Manager Since 2010	R. Brian Culpepper Portfolio Manager Since 2010	Brian Shepardson, CFA, CIC Portfolio Manager Since 2010	Trent D. Dysert, CFA Portfolio Manager Since 2014
Matthew G. Watson, CFA, CPA Portfolio Manager Since 2014

BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$10,000	None
$5,000 (tax-deferred accounts)

You can buy and redeem shares of the Fund on any day the NYSE is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; via the Fund’s website at www.jamesfunds.com; through a financial intermediary that has established an agreement with the Fund’s distributor; through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients), if you are a client of the Adviser, or a Trustee or Officer of the Fund.  Employees of the Adviser, the Funds’ Trustees and employees of the Funds’ other service providers are eligible to buy shares of these Funds directly through the Transfer Agent or through third party intermediaries.

DIVIDENDS, CAPITAL GAINS AND TAXES
A Fund’s distributions may be taxable as ordinary income or capital gains, or, in some cases, qualified dividend income subject to tax at maximum federal rates that apply to long-term capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.  Subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax.

Summary Prospectus ■ November 1, 2016	7

POTENTIAL CONFLICTS OF INTEREST
If you purchase a Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.